Supplement Dated June 21, 2013 to your Prospectus Dated May 1, 2013

In Section 8.b. State Variations, disclosure for the states of Connecticut, New Jersey, New York and Oregon is removed and replaced with the following disclosure:

Connecticut - There are no investment restrictions for The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder II, and The Hartford’s Lifetime Income Foundation.  If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford’s Principle First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, contract aggregation provisions do not apply. The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.

New Jersey — There are no investment restrictions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%.  The contract aggregation provisions of The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Nursing Home Waiver is not available.

New York - There are no investment restrictions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Foundation. We will not recalculate The Hartford’s Principal First Preferred or The Hartford’s Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

Oregon — There are no investment restrictions for The Hartford’s Lifetime Income Builder. We will accept subsequent Premium Payments during the first three Contract Years. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

This supplement should be retained with the prospectus for future reference.

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